[Front] Agere Systems

(NUMBER)	(SHARES)

CLASS B COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY CUSIP 00845V209 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS B COMMON SHARES, $.01 PAR VALUE, OF

Agere Systems Inc.

transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

     WITNESS the seal of said corporation and the signatures of its duly authorized officers.

DATED:

	(	Agere Systems Inc.	)
	(	Corporate	)
(SIGNATURE)	(	SEAL	)	(SIGNATURE)
(2000)
TREASURER	(	DELAWARE	)	PRESIDENT

COUNTERSIGNED AND REGISTERED
The Bank of New York         Transfer Agent         and Registrar

By (Signature)
Authorized Signature

2

[Reverse]

AGERE SYSTEMS INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Custodian
TEN COM	—	as tenants in common	UNIF GIFT MIN ACT

				(Cust)	(Minor)
under Uniform Gifts to Minors Act

TEN ENT	—	as tenants by the entireties		(State)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER OF ASSIGNEE
   [                                                         ]
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________Shares of the Class B Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________________________________________________ ___________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________

By
——————————————
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain Class B Rights as set forth in a Rights Agreement between Agere Systems Inc. and The Bank of New York, dated as of March 26, 2001, as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Agere Systems Inc. Under certain circumstances, as set forth in the Rights Agreement, such Class B Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Agere Systems Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Class B Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.